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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          Date of report: May 20, 2002
                        (Date of earliest event reported)

                                     1-10711
                                     -------
                              (Commission File No.)


                       Worldwide Restaurant Concepts, Inc.
                 ----------------------------------------------
             (Exact name of Registrant as specified in its charter)


                 Delaware                                    95-4307254
                 --------                                    ----------
(State or other jurisdiction of incorporation)      (IRS Employer Identification
                                                                Number)


       15301 Ventura Blvd., Building B, Suite 300, Sherman Oaks, CA. 91403
       -------------------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (818) 662-9800
                                 --------------
              (Registrant's telephone number, including area code)

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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     Effective May 20, 2002, upon the recommendation of the Audit Committee, the Board of Directors of Worldwide Restaurant Concepts, Inc. ("WRC") unanimously appointed Deloitte & Touche LLP to replace Arthur Andersen LLP ("Andersen") as WRC's independent public accountants for the fiscal year ended April 28, 2002 and for the fiscal year ending April 27, 2003. WRC's appointment of Deloitte & Touche for the fiscal year ending April 27, 2003 will be presented for ratification by its stockholders at the annual meeting to be held on August 28, 2002.

     Andersen's reports on WRC's consolidated financial statements for the past two years did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

     During WRC's two most recent fiscal years and through the date of this Form 8-K, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused them to make reference to the subject matter in connection with their report on WRC's consolidated financial statements for such years; and there were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K.

     WRC provided Andersen with a copy of the foregoing disclosures. Attached as
Exhibit 16 is a copy of Andersen's letter, dated May 21, 2002, stating its agreement with such statements.

     During WRC's two most recent fiscal years and through the date of this Form 8-K, WRC did not consult Deloitte & Touche with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on WRC's consolidated financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.      Description
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16               Letter from Arthur Andersen LLP to the Securities and Exchange
                 Commission Dated May 21, 2002
99.1             Press Release dated May 23, 2002


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

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                                        Worldwide Restaurant Concepts, Inc.


                                        By:  /s/ A. Keith Wall
                                        ------------------------------
                                        Name:  A. Keith Wall
                                        Title: Vice President and CFO